UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2015
ON ASSIGNMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26745 Malibu Hills Road
Calabasas, CA 91301
(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (818) 878-7900
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 9, 2015, On Assignment, Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) with MSCP V CC Parent, LLC, a Delaware limited liability company (“Target”), each of the persons listed on Exhibit A thereto (the “Sellers”), MSCP V CC Holdco, LLC, as the Sellers’ Representative, and Lawrence Serf, as the Founders’ Representative. Upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company will acquire all of the outstanding equity interests of Target, a holding company for Creative Circle, LLC, a Delaware limited liability company (“Creative Circle”), resulting in Creative Circle becoming a wholly-owned indirect subsidiary of the Company (the “Transaction”).

The Company is furnishing the attached financial information of MSCP V CC Midco, LLC and Subsidiaries (“Midco”), a wholly-owned subsidiary of Target and the owner of all outstanding limited liability company interests of Creative Circle, in connection with presentations to prospective lenders with respect to its proposed credit facility, the proceeds of which are intended to be used to refinance the Company’s outstanding indebtedness under its existing credit facility and to complete the Transaction. Included in this Current Report on Form 8-K as Exhibit 99.1 are the audited consolidated financial statements of Midco for the years ended December 31, 2014 and 2013. Included in Exhibit 99.2 are the unaudited condensed consolidated statements of income of Midco for the three months ended March 31, 2015 and 2014, and a reconciliation of net income to Adjusted EBITDA for years ended December 31, 2014 and 2013 and the three months ended March 31, 2015 and 2014, provided to the Company by Creative Circle. There are no substantive differences in the operating results of the Target and Midco for the periods presented in the aforementioned exhibits.

The information in this Item 7.01 and in Exhibits 99.1 and 99.2 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit
99.1
Audited consolidated financial statements of MSCP V CC Midco, LLC and Subsidiaries, comprised of consolidated balance sheets as of December 31, 2014 and 2013 and the related consolidated statements of income, consolidated statements of member’s capital and consolidated statements of cash flows for the years then ended, the related notes to the consolidated financial statements related thereto, and the independent auditor’s report thereon

99.2
Unaudited condensed consolidated statements of income of MSCP V CC Midco, LLC and Subsidiaries, for the three months ended March 31, 2015 and 2014, and reconciliation of net income to Adjusted EBITDA for years ended December 31, 2014 and 2013 and the three months ended March 31, 2015 and 2014

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON ASSIGNMENT, INC.
Date: May 18, 2015	By:
Jennifer Hankes Painter Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1
Audited consolidated financial statements of MSCP V CC Midco, LLC and Subsidiaries, comprised of consolidated balance sheets as of December 31, 2014 and 2013 and the related consolidated statements of income, consolidated statements of member’s capital and consolidated statements of cash flows for the years then ended, the related notes to the consolidated financial statements related thereto, and the independent auditor’s report thereon

99.2
Unaudited condensed consolidated statements of income of MSCP V CC Midco, LLC and Subsidiaries, for the three months ended March 31, 2015 and 2014 and reconciliation of net income to Adjusted EBITDA for years ended December 31, 2014 and 2013 and the three months ended March 31, 2015 and 2014